                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2003
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                            FALCONSTOR SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                              0-23970           77-0216135
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       (State or other jurisdiction        (Commission       (IRS Employer
       of incorporation)                   File Number)      Identification No.)

                    125 Baylis Road, Melville, New York 11747
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                     Address of principal executive offices

Registrant's telephone number, including area code: 631-777-5188
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         (Former name or former address, if changed since last report.)

Item 9.     Information  Provided  Under  Item 12  (Results  of  Operations  and
            Financial Condition)

            The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

            On July 24, 2003, FalconStor Software, Inc. (the "Company"),  issued a press  release  announcing  its results of operations  for the fiscal  quarter ended June 30, 2003.

            The text of a press  release  issued by the Company is  furnished as
Exhibit 99.1 and is incorporated herein by reference.

            Exhibit Number     Description
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            99.1               Press Release of the Company dated July 24, 2003.

                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FALCONSTOR SOFTWARE, INC.

Dated: July 24, 2003                    By: /s/ Jacob Ferng
                                            ------------------------------------
                                            Name:  Jacob Ferng
                                            Title: Chief Financial Officer
                                                   and Vice President

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